Exhibit 99.2


                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-2


1.  The total amount distributed during 2004            Class A $20.5776736
    stated on the basis of an original principal amount of $1,000 per Security.

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an original principal amount of $1,000 per Security.

3.  The amount of such distribution allocable to        Class A $ 20.5776736
    Security Interest stated on the basis of an original principal amount of $1,000 per Security.

4.  The amount of Principal Collections received in     Class A $ 350,882,741.19
    the Collection Account during the period from allocated January 1, 2004 to December 31, 2004 and in respect of the Class A Securities.

5.  The amount of Finance Charge Collections            Class A $ 134,690,868.62
    processed during the period from January 1, 2004 to December 31, 2004 and allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   549,450,550.00(1)
    Class A Invested Amount                             $   500,000,000.00

    Floating Allocation Percentage                               8.9813716%(1)
    Class A Floating Allocation Percentage                       8.1730482%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00

    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $    99,976,655.91
    period from January 1, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            $                0
    Charge-Offs for the period from January 1, 2004 to December 31, 2004.

10. The amount of the Servicing Fee for the period      $   10,989,011.00(1)
    from January 1, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from January 1, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

14. Policy Claim Amount for the period from             $0.00
    January 1, 2004 to December 31, 2004.

(1) Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-3


1.  The total amount distributed during 2004            Class A $ 19.5610069
    stated on the basis of an original principal amount of $1,000 per Security.

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an original principal amount of $1,000 per Security.

3.  The amount of such distribution allocable to        Class A $ 19.5610069
    Security Interest stated on the basis of an original principal amount of $1,000 per Security.

4.  The amount of Principal Collections received in     Class A $ 210,529,644.72
    the Collection Account during the period from allocated January 1, 2004 to December 31, 2004 and in respect of the Class A Securities.

5.  The amount of Finance Charge Collections            Class A $  80,814,521.14
    processed during the period from January 1, 2004 to December 31, 2004 and allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   329,670,330.00(1)
    Class A Invested Amount                             $   300,000,000.00

    Floating Allocation Percentage                               5.3888230%(1)
    Class A Floating Allocation Percentage                       4.9038289%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00
    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $    59,985,993.55
    period from January 1, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            $                0
    Charge-Offs for the period from January 1, 2004 to December 31, 2004.

10. The amount of the Servicing Fee for the period      $    6,593,406.60(1)
    from January 1, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from January 1, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

14. Policy Claim Amount for the period from             $ 0.00
    January 1, 2004 to December 31, 2004.

(1) Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2000-1

1.  The total amount distributed during 2004            Class A $ 18.3410069
    stated on the basis of an original principal        Class B $ 22.2043403
    amount of $1,000 per Security.

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an        Class B $ 0
    original principal amount of $1,000 per Security.

3.  The amount of such distribution allocable to        Class A $ 18.3410069
    Security Interest stated on the basis of an         Class B $ 22.2043403
    original principal amount of $1,000 per Security.

4.  The amount of Principal Collections received in     Class A $ 285,487,637.54
    the Collection Account during the period from       Class B $  43,351,935.13
    allocated January 1, 2004 to December 31, 2004               ---------------
    and in respect of the Class A Securities and                $ 328,839,572.67
    the Class B Securities, respectively.

5.  The amount of Finance Charge Collections            Class A $ 109,018,246.93
    processed during the period from January 1,         Class B $  16,554,664.18
    2004 to December 31, 2004 and allocated in                   ---------------
    respect of the Class A Securities and                       $ 125,572,911.11
    the Class B Securities, respectively.

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   600,000,000.00(1)
    Class A Invested Amount                             $   447,514,000.00
    Class B Invested Amount                             $    67,956,000.00

    Floating Allocation Percentage                               0%(1)
    Class A Floating Allocation Percentage                       0%
    Class B Floating Allocation Percentage                       0%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00

    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $   109,743,025.07
    period from January 1, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            Class A $0
    Charge-Offs and Class B Investor Charge-Offs        Class B $0
    for the period from January 1, 2004 to
    December 31, 2004.

10. The amount of the Servicing Fee for the period      $    12,064,124.62
    from January 1, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from January 1, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

14. Policy Claim Amount for the period from             $ 0.00
    January 1, 2004 to December 31, 2004.

(1) Figure includes all invested Amounts outstanding as of December 31, 2004 and Series 2000-1 was defeased on November 29, 2004 and therefore no longer has an Allocation Percentage.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2000-3

1.  The total amount distributed during 2004            Class A $ 17.9343403
    stated on the basis of an original principal        Class B $ 22.2043401
    amount of $1,000 per Security.

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an        Class B $ 0
    original principal amount of $1,000 per Security.

3.  The amount of such distribution allocable to        Class A $ 17.9343403
    Security Interest stated on the basis of an         Class B $ 22.2043401
    original principal amount of $1,000 per Security.

4.  The amount of Principal Collections received in     Class A $ 261,707,997.82
    the Collection Account during the period from       Class B $  46,525,647.95
    allocated January 1, 2004 to December 31, 2004               ---------------
    and in respect of the Class A Securities and                $ 308,233,645.77
    the Class B Securities, respectively.

5.  The amount of Finance Charge Collections            Class A $ 100,459,992.46
    processed during the period from January 1,         Class B $  17,859,470.45
    2004 to December 31, 2004 and allocated in                   ---------------
    respect of the Class A Securities and                       $ 118,319,462.91
    the Class B Securities, respectively.

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   552,486,188.00(1)
    Class A Invested Amount                             $   372,928,000.00
    Class B Invested Amount                             $    66,298,000.00

    Floating Allocation Percentage                               9.0309925%(1)
    Class A Floating Allocation Percentage                       6.0959170%
    Class B Floating Allocation Percentage                       1.0837135%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00

    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $   100,529,013.05
    period from January 1, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            Class A $0
    Charge-Offs and Class B Investor Charge-Offs        Class B $0
    for the period from January 1, 2004 to
    December 31, 2004.

10. The amount of the Servicing Fee for the period      $    11,049,723.76
    from January 1, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from January 1, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

(1) Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-2

1.  The total amount distributed during 2004            Class A $ 18.5443403
    stated on the basis of an original principal        Class B $ 26.2710069
    amount of $1,000 per Security.

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an        Class B $ 0
    original principal amount of $1,000 per Security.

3.  The amount of such distribution allocable to        Class A $ 18.5443403
    Security Interest stated on the basis of an         Class B $ 26.2710069
    original principal amount of $1,000 per Security.

4.  The amount of Principal Collections received in     Class A $ 392,561,996.72
    the Collection Account during the period from       Class B $  69,789,173.69
    allocated January 1, 2004 to December 31, 2004               ---------------
    and in respect of the Class A Securities and                $ 462,351,170.41
    the Class B Securities, respectively.

5.  The amount of Finance Charge Collections            Class A $ 150,689,988.74
    processed during the period from January 1,         Class B $  26,789,475.01
    2004 to December 31, 2004 and allocated in                   ---------------
    respect of the Class A Securities and                       $ 177,479,463.75
    the Class B Securities, respectively.

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   828,729,282.00(1)
    Class A Invested Amount                             $   559,392,000.00
    Class B Invested Amount                             $    99,448,000.00

    Floating Allocation Percentage                              13.5464887%(1)
    Class A Floating Allocation Percentage                       9.1438755%
    Class B Floating Allocation Percentage                       1.6255866%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00

    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $   150,793,519.58
    period from January 1, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            Class A $0
    Charge-Offs and Class B Investor Charge-Offs        Class B $0
    for the period from January 1, 2004 to
    December 31, 2004.

10. The amount of the Servicing Fee for the period      $    16,574,585.64
    from January 1, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from January 1, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

(1) Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2002-3

1.  The total amount distributed during 2004            Class A $ 18.3410069
    stated on the basis of an original principal amount of $1,000 per Security.

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an original principal amount of $1,000 per Security.

3.  The amount of such distribution allocable to        Class A $ 18.3410069
    Security Interest stated on the basis of an original principal amount of $1,000 per Security.

4.  The amount of Principal Collections received in     Class A $ 631,588,934.15
    the Collection Account during the period from allocated January 1, 2004 to December 31, 2004 and in respect of the Class A Securities.

5.  The amount of Finance Charge Collections            Class A $ 242,443,563.44
    processed during the period from January 1, 2004 to December 31, 2004 and allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   994,475,138.00(1)
    Class A Invested Amount                             $   900,000,000.00

    Floating Allocation Percentage                              16.2557864%(1)
    Class A Floating Allocation Percentage                      14.7114867%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00

    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $   180,952,223.42
    period from January 1, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            $                0
    Charge-Offs for the period from January 1, 2004 to December 31, 2004.

10. The amount of the Servicing Fee for the period      $    19,889,502.76
    from January 1, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from January 1, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

(1) Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2002-4

1.  The total amount distributed during 2004            Class A $ 19.1543403
    stated on the basis of an original principal amount of $1,000 per Security.

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an original principal amount of $1,000 per Security.

3.  The amount of such distribution allocable to        Class A $ 19.1543403
    Security Interest stated on the basis of an original principal amount of $1,000 per Security.

4.  The amount of Principal Collections received in     Class A $ 421,059,289.43
    the Collection Account during the period from allocated January 1, 2004 to December 31, 2004 and in respect of the Class A Securities.

5.  The amount of Finance Charge Collections            Class A $ 161,629,042.31
    processed during the period from January 1, 2004 to December 31, 2004 and allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   662,983,425.00(1)
    Class A Invested Amount                             $   600,000,000.00

    Floating Allocation Percentage                              10.8371910%(1)
    Class A Floating Allocation Percentage                       9.8076578%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00

    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $   120,634,815.55
    period from January 1, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            $                0
    Charge-Offs for the period from January 1, 2004 to December 31, 2004.

10. The amount of the Servicing Fee for the period      $    13,259,668.50
    from January 1, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from January 1, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

(1) Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2004-1


1.  The total amount distributed during 2004            Class A $ 14.6649306
    stated on the basis of an original principal amount of $1,000 per Security.

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an original principal amount of $1,000 per Security.

3.  The amount of such distribution allocable to        Class A $ 14.6649306
    Security Interest stated on the basis of an original principal amount of $1,000 per Security.

4.  The amount of Principal Collections received in     Class A $  99,617,783.94
    the Collection Account during the period from allocated April 20, 2004 to December 31, 2004 and in respect of the Class A Securities.

5.  The amount of Finance Charge Collections            Class A $  37,600,973.40
    processed during the period from April 20, 2004 to December 31, 2004 and allocated in respect of the Class A Securities.

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   227,272,728.00(1)
    Class A Invested Amount                             $   200,000,000.00

    Floating Allocation Percentage                               3.7150219%(1)
    Class A Floating Allocation Percentage                       3.2692193%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00

    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $    28,378,996.89
    period from April 20, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            $                0
    Charge-Offs for the period from April 20, 2004 to December 31, 2004.

10. The amount of the Servicing Fee for the period      $     3,179,334.33
    from April 20, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from April 20, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

(1) Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2004-2


1.  The total amount distributed during 2004            Class A $  2.8120141
    stated on the basis of an original principal        Class M $  0.6950763
    amount of $1,000 per Security.                      Class B $  0.8469074

2.  The amount of such distribution allocable to        Class A $ 0
    Security Principal stated on the basis of an        Class M $ 0
    original principal amount of $1,000 per Security.   Class B $ 0

3.  The amount of such distribution allocable to        Class A $  2.8120141
    Security Interest stated on the basis of an         Class M $  0.6950763
    original principal amount of $1,000 per Security.   Class B $  0.8469074

4.  The amount of Principal Collections received in     Class A $  33,604,178.47
    the Collection Account during the period from       Class M $   7,545,428.99
    allocated November 5, 2004 to December 31, 2004 Class B $ 8,305,976.21 and in respect of the Class A Securities.

5.  The amount of Finance Charge Collections            Class A $  12,958,769.53
    processed during the period from November 5,        Class M $   2,909,741.61
    2004 to December 31, 2004 and allocated in          Class B $   3,203,031.20
    respect of the Class A Securities.                           ---------------
                                                                $  19,071,542.34

6.  The aggregate amount of the:

    Principal Receivables of the Trust                  $ 6,117,668,567.40
    Invested Amount                                     $   754,716,000.00(1)
    Class A Invested Amount                             $   335,800,000.00
    Class M Invested Amount                             $    75,400,000.00
    Class B Invested Amount                             $    83,000,000.00

    Floating Allocation Percentage                              12.3366605%(1)
    Class A Floating Allocation Percentage                       5.4890192%
    Class M Floating Allocation Percentage                       1.2324957%
    Class B Floating Allocation Percentage                       1.3567260%

    each as of the end of the day on December 31, 2004.

7.  The aggregate outstanding balance of
    Receivables which are:

              Current
              30 Days to 59 Days                        $ 5,566,315,241.23
              60 Days to 89 Days                        $   283,785,624.65
              90 Days and Over                          $   147,604,609.58
                                                        $   446,213,762.00

    as of the end of the day on December 31, 2004.

8.  The aggregate Investor Default Amount for the       $    18,863,443.58
    period from November 5, 2004 to December 31, 2004.

9.  The aggregate amount of Class A Investor            $                0
    Charge-Offs for the period from November 5, 2004 to December 31, 2004.

10. The amount of the Servicing Fee for the period      $     2,152,796.46
    from November 5, 2004 to December 31, 2004.

11. The Class A Pool Factor as of December 31, 2004.    1.0000000

12. The amount of Redirected Class B Principal          $ 0.00
    Collections for the period from November 5, 2004 to December 31, 2004.

13. The aggregate amount of funds in the Excess         $ 0.00
    Funding Account and the Pre-Funding Account at December 31, 2004.

(1) Figure includes all classes of securities for this Series, including those privately held.